Exhibit 99.1

                Certification Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Quarterly Report on Form 10-Q of Bremer Financial Corporation (the "Company") for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on November 12, 2002 (the "Periodic Report"), I, Stan K. Dardis, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 12, 2002               /s/ Stan K. Dardis
        ------------------            -------------------------------------
                                      Stan K. Dardis
                                      President and
                                      Chief Executive Officer
                                      Bremer Financial Corporation



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